UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

ALLARITY THERAPEUTICS, INC.

(Exact name of registrant as specified in our charter)

Delaware	001-41160	87-2147982
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24 School Street, 2nd Floor, Boston, MA	02108
(Address of Principal Executive Offices)	(Zip Code)

(401) 426-4664

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ALLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 19, 2023, Mr. Duncan Moore and Ms. Gail Maderis resigned as directors of Allarity Therapeutics, Inc. (“the Company”), including their positions on each Board of Directors (the “Board”) committee on which they serve. In addition, on January 19, 2023, Mr. Soren G. Jensen gave notice that he will resign as a director, to be effective as of February 4, 2023. The resignations by Messrs. Moore and Jensen, and Ms. Maderis are for personal reasons and not due to any disagreement with the Company’s management team or the Company’s Board on any matter relating to the operations, policies or practices of the Company or any issues regarding the Company’s accounting policies or practices.

As a result of the resignations by Mr. Moore and Ms. Maderis, on January 19, 2023, the Board of the Company decreased the fixed number of authorized directors on the Board from seven (7) to five (5).

Item 5.07. Submission of Matters to A Vote of Security Holders.

The information disclosed in Item 8.01 below is incorporated herein by reference.

Item 8.01. Other Events

On January 19, 2023, the 2023 Annual Meeting of Stockholders of Allarity Therapeutics, Inc. (“Annual Meeting”) was adjourned with no business being conducted in order to allow additional time for stockholders to vote on the proposals set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on December 6, 2022 (the “Proxy Statement”).

The adjourned Annual Meeting will reconvene on February 3, 2023 at 1:00 p.m. (Eastern Time) virtually at https://meetnow.global/MRJXJMN. The record date for the determination of stockholders of the Company entitled to vote at the adjourned Annual Meeting remains the close of business on December 6, 2022.

Stockholders who have already voted do not need to recast their votes unless they wish to change their vote. Proxies previously submitted in respect of the Annual Meeting will be voted at the adjourned Annual Meeting unless properly revoked, and stockholders who have previously submitted a proxy or otherwise voted need not take any action. During the period of adjournment, the Company will continue to solicit votes from its stockholders with respect to the proposals set forth in the Proxy Statement. No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. Company encourages all stockholders as of the record date on December 6, 2022 who have not yet voted to do so promptly.

The Company’s Proxy Statement, Definitive Additional Materials and any other materials filed by the Company with the SEC can be obtained free of charge at the SEC’s website at www.sec.gov.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Exhibit Description
99.1	Press Release dated January 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Allarity Therapeutics, Inc.

	By:	/s/ James G. Cullem
James G. Cullem Chief Executive Officer

Dated: January 20, 2023

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